UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.________)


    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement


                           BARR ROSENBERG SERIES TRUST
- ------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Its Charter)

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/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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     (4) Proposed maximum aggregate value of transaction:
                                       N/A
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                           IMPORTANT NOTICE REGARDING
                          CHANGE IN INVESTMENT POLICY


                                       Barr Rosenberg Series Trust
                                       3435 Stelzer Road
                                       Columbus, Ohio 43219


December 24, 2003


Dear Shareholder:


On December 23, 2003, the majority shareholder of the AXA Rosenberg Enhanced 500 Fund, a series of the Barr Rosenberg Series Trust, approved certain changes to the advisory arrangements for the Fund, which will be implemented on or about January 30, 2004. These changes were previously approved by the Board of Trustees of the Barr Rosenberg Series Trust, subject to the election of new Trustees by a majority of all the shareholders of the Trust and to the current Trustees' discretion not to implement such changes if certain new advisory arrangements for the Trust's other series are not approved by one or more of such series, all as described in the Trust's Shareholder Proxy, dated December 12, 2003, which was mailed to the shareholders of the Fund on or about December 23, 2003. The Board of Trustees also approved certain changes to the Fund's name and investment policies. In particular, effective 60 days from the date of this letter, the Fund's policy to invest, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies that are included in the S&P 500[RegTM] Index will be changed to a policy to invest, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in securities of U.S. large capitalization companies, which will be defined to include continually the smallest company in the Russell 1000[RegTM] Index (which, as of June 30, 2003, included companies with market capitalizations greater than $1.2 billion). The enclosed Information Statement provides a more detailed description of the proposed changes to the AXA Rosenberg Enhanced 500 Fund.


No action on your part is required in connection with this Information Statement. The Trustees and officers of the Barr Rosenberg Series Trust believe these changes are important, however, and encourage you to read the enclosed Information Statement carefully.

                                       Sincerely,

                                       SARA DONALDSON, CLERK
                                       Barr Rosenberg Series Trust

                         AXA ROSENBERG ENHANCED 500 FUND
                    A SERIES OF BARR ROSENBERG SERIES TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219


                     ---------------------------------------

                              INFORMATION STATEMENT
                                December 24, 2003

                     ---------------------------------------



This information statement (the "Information Statement") is being furnished to the shareholders of the AXA Rosenberg Enhanced 500 Fund (the "Fund"), a series of the Barr Rosenberg Series Trust (the "Trust"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended, in connection with the following proposals (each a "Proposal") that were approved by written consent of the Majority Shareholder (defined below) of the Fund on December 23, 2003:


PROPOSALS

1. To approve a new Management Agreement between Charles Schwab Investment Management, Inc. ("CSIM") and the Trust on behalf of the Fund.

2. To approve a Subadviser Agreement among CSIM, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") and the Trust on behalf of the Fund.


This Information Statement will be furnished to shareholders of record of the Fund as of close of business on December 5, 2003 (the "Record Date"). As of the Record Date, the number of shares outstanding for the Fund was 855,278.210. This information statement is first being mailed to shareholders on or about December 24, 2003. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. As described more fully below, a single shareholder that owns more than 50% of the Fund's outstanding shares has given its approval to both Proposals.

The Board of Trustees of the Trust (the "Board" or the "Board of Trustees") does not intend to implement the Proposals with respect to the Fund unless the proposals in the Trust's shareholder proxy of December 12, 2003 relating to the various series of the Trust (including, with respect to proposal 1 therein, the Fund) (the "Proxy

Statement") are approved and implemented, in the case of proposal 1 therein, by a majority of the outstanding voting securities of the Trust as a whole and, in the case of proposals 2 and 3 therein (which will be considered by shareholders on a fund-by-fund basis), by a majority of the outstanding voting securities of at least one other series. In the event that proposals 2 and 3 in the Proxy Statement are approved by some but not all of the Trust's other series, the current trustees of the Trust (each a "Trustee" and collectively, the "Trustees") will consider other possible courses of action that may be in the best interest of shareholders, which may include a determination to maintain the STATUS QUO by not implementing the Proposals or any of the proposals in the Proxy Statement.

BENEFICIAL OWNERS. Information about beneficial owners of 5% or more of the shares of the Fund as of the Record Date is set forth below. The Equitable Life Assurance Society of the United States (the "Majority Shareholder") held in excess of 50% of the outstanding shares of the Fund as of the Record Date and has consented in writing to each of the Proposals. As a result, each Proposal has been approved as required by applicable law and no further votes or consents are needed.



                                                             PERCENT OF THE
                                                              CLASS TOTAL
                                                              ASSETS HELD
                                                                 BY THE
FUND/CLASS                                 NO. OF SHARES      SHAREHOLDER
----------                                 -------------     --------------
AXA ROSENBERG ENHANCED 500-INST

EQUITABLE LIFE ASSURANCE SOCIETY OF THE
  UNITED STATES
  1290 AVENUE OF THE AMERICAS 12TH FL
  C/O ROSEMARIE SHOMSTEIN
  NEW YORK, NY 10104 ..................       500,000             85.92%

CHARLES SCHWAB & CO INC
  THE EXCLUSIVE USE OF OUR CUSTOMERS
  101 MONTGOMERY ST
  ATTN MUTUAL FUNDS
  SAN FRANCISCO, CA 94104 .............    80,950.737             13.91%

AXA ROSENBERG ENHANCED 500-INV

PERSHING LLC
  P. O. BOX 2052
  JERSEY CITY, NJ 07303-9998 ..........   154,558.073             56.55%

CNA TRUST CORPORATION
  THE COMFORT EMPLOYEE 401K PSP
  P. O. BOX 5024
  COSTA MESA, CA 92628-5024 ...........    36,171.321             13.23%

                                                           PERCENT OF THE
                                                            CLASS TOTAL
                                                            ASSETS HELD
                                                               BY THE
FUND/CLASS                               NO. OF SHARES      SHAREHOLDER
----------                               -------------     --------------
WEXFORD SECURITIES LLC FBO
  MS MARIA C RIVERA-DEROSALES
  10609 WHEELHOUSE CIR
  BOCA RATON, FL 33428-1217 .........      18,937.049              6.93%

WEXFORD SECURITIES LLC FBO
  WEXFORD CLEARING C F
  15122 SW 74TH PL
  IRA DTD 05 22 03
  MIAMI, FL 33158-2141 ..............      14,676.231              5.37%



TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST. This table shows the number of shares of each series of the Trust beneficially owned by each Trustee and certain executive officers of the Trust as of October 15, 2003. The Trust has no knowledge as to whether any Trustee has the right to acquire beneficial ownership of shares in each series of the Trust. Unless otherwise noted, each Trustee owns less than 1% of the outstanding shares of each series of the Trust.



                                        NAME AND             AMOUNT
                                      ADDRESS* OF          AND NATURE      PERCENT
                                       BENEFICIAL        OF BENEFICIAL       OF
NAME OF FUND                             OWNER             OWNERSHIP        FUND
------------                          -----------        -------------     -------
AXA Rosenberg U.S. Small
  Capitalization Fund .........   Nila H. Hakansson          3,604           --

AXA Rosenberg U.S. Small
  Capitalization Fund .........   Dwight M. Jaffee       2,921.614           --

AXA Rosenberg U.S. Small
  Capitalization Fund .........   William F. Sharpe          1,306           --

AXA Rosenberg U.S. Small
  Capitalization Fund .........   Kenneth Reid          49,856.792           --

AXA Rosenberg Enhanced
  500 Fund ....................   William F. Sharpe            989           --

AXA Rosenberg
  International Equity Fund       William F. Sharpe          1,015           --

AXA Rosenberg
  International Small
  Capitalization Fund .........   Nils H. Hakansson            418           --

AXA Rosenberg
  International Small
  Capitalization Fund .........   Dwight M. Jaffee         689.767           --

                                           NAME AND             AMOUNT
                                         ADDRESS* OF          AND NATURE       PERCENT
                                          BENEFICIAL        OF BENEFICIAL        OF
NAME OF FUND                                OWNER             OWNERSHIP         FUND
----------------------------------   -------------------   ---------------   ----------
AXA Rosenberg
  International Small
  Capitalization Fund ............   William F. Sharpe          1,255              --

AXA Rosenberg U.S. Large/
  Mid Capitalization Long/
  Short Equity Fund ..............   Dwight M. Jaffee         563.247              --

AXA Rosenberg Value
  Long/Short Equity Fund .........   Nils H. Hakansson          1,160              --

AXA Rosenberg Value
  Long/Short Equity Fund .........   Dwight M. Jaffee      16,353.018              --

AXA Rosenberg Value
  Long/Short Equity Fund .........   William F. Sharpe          1,162              --

AXA Rosenberg Global
  Long/Short Equity Fund .........   Kenneth Reid          42,644.191            2.15%

----------
* The address of the Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.



ABOUT THE PROPOSALS

In connection with the Proposals, AXA Rosenberg and CSIM have entered into an agreement regarding AXA Rosenberg's and CSIM's cooperation in realigning responsibilities for the Fund's assets. The Agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the proposed sub-advisory fees for AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser for any series of the Trust, including the Fund. Consequently, CSIM will have a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee. The amount of compensation owed to AXA Rosenberg upon its termination, if any, is based on a formula that takes into account when AXA Rosenberg is terminated, the circumstances surrounding the termination, the performance of the Fund leading up to the termination, the assets under management at the time of termination and the amount of compensation under the Subadvisory Agreement that AXA Rosenberg received in the 12-month period prior to the termination. The agreement also contains a limited non-compete provision that provides that, for an eight-year period (or a shorter period in certain events), AXA Rosenberg cannot advise other mutual funds, subject to certain exceptions, and that CSIM, subject to certain exceptions, cannot offer other

"quantitatively managed" mutual funds except under its existing Schwab MarketMasters, SchwabFunds and Excelsior brands. Consummation of the agreement is conditioned upon, among other things, approval of the proposals in the Proxy Statement by shareholders of each series of the Trust. Each of Dr. Kenneth Reid, a current Trustee, and Jeffrey Lyons, a Nominee, may be deemed to have a material interest in the Proposals because of the agreement described in this paragraph by virtue of his employment with and direct or indirect ownership interest in AXA Rosenberg and CSIM's corporate parent, respectively.


                                   PROPOSAL 1

               TO APPROVE CSIM AS INVESTMENT ADVISER FOR THE FUND
                BY APPROVING A MANAGEMENT AGREEMENT BETWEEN CSIM
                      AND THE TRUST ON BEHALF OF THE FUND.

BACKGROUND


AXA Rosenberg currently serves as investment adviser to the Fund pursuant to an advisory agreement with the Trust on behalf of the Fund. The current investment advisory contract between the Fund and AXA Rosenberg was executed on February 28, 2000 and was last submitted to shareholders for approval, and became effective, on May 31, 2000. At a meeting of the Board of Trustees held on November 3, 2003, the Board, and the Trustees who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") voting separately, unanimously approved the appointment of CSIM as investment adviser to the Fund and approved the submission to shareholders for approval of a Management Agreement (the "Proposed Management Agreement") between the Trust, on behalf of the Fund, and CSIM. The Majority Shareholder approved the Proposed Management Agreement by written consent dated December 23, 2003, which will be implemented simultaneously with or after the implementation, if it occurs, of proposals in the Proxy Statement.

As described more fully under "Proposal 2," the Board also proposed that AXA Rosenberg, subject to CSIM's supervision, continue to provide day-to-day portfolio management of the Fund as the Fund's investment subadviser.


CHANGE IN FUND'S INVESTMENT OBJECTIVE


In connection with the changes to the Fund's investment advisory arrangements, the Board approved changes to the investment objective and strategy of the Fund. The Fund's current investment objective is to outperform the total return of the S&P 500 Index[RegTM] by using an enhanced indexing strategy, as described in Fund's current prospectus, as amended or supplemented to the date hereof. The Fund's new investment objective will be to outperform the Russell 1000[RegTM] Growth Index. The Fund will seek to accomplish this objective by investing primarily in the common stocks of the largest 1000 companies that are traded principally in U.S. markets ("U.S. Large Capitalization Companies"). In selecting securities for the Fund, AXA Rosenberg will seek to match the capitalization profile of the Russell 1000[RegTM] Index, which, as of June 30, 2003, included companies with market capitalizations greater than $1.2 billion.

It is anticipated that this change in investment objective and strategy will improve the Fund's marketability by broadening its appeal to investors. As a result of the change in investment adviser and investment objective, the Fund will be renamed the "Laudus Rosenberg U.S. Large Capitalization Growth Fund." The Fund is also changing its current policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that are included in the S&P 500 Index[RegTM], to a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. Large Capitalization Companies. The Fund is required under its current policies and under law to wait 60 days from the date of this notice before implementing this change in its investment policy. Additional information about the Fund's new investment objective and strategy and related changes to the risks of investing in the Fund will be included in a revised prospectus for the Fund, which will be mailed to shareholders prior to the implementation of the Proposals.



SUMMARY OF THE PROPOSED MANAGEMENT AGREEMENT


A summary of the Proposed Management Agreement and information about CSIM are provided below. The Proposed Management Agreement is attached as Exhibit A to this Information Statement, and the following description of the Proposed Management Agreement is qualified in its entirety by reference to such Exhibit.


The Proposed Management Agreement contains certain provisions that are different from the provisions of the current management agreement with AXA Rosenberg such as: (i) the Proposed Management Agreement provides for the delegation of duties to a subadviser while the current management agreement does not; and (ii) the fees payable to CSIM under the Proposed Management Agreement will be higher than the fees payable to AXA Rosenberg under the current management agreement. (Please see "Duties Under the Proposed Management Agreement" and "Compensation" below). A number of the provisions, however, including provisions relating to the standards of care and limitation of liability, the selection of portfolio securities and duration and termination, will not be materially different under the Proposed Management Agreement.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENT -- The provisions regarding the duties of the adviser under the Proposed Management Agreement are similar to those under the current investment advisory agreement except that the current agreement does not provide for the delegation of responsibilities to an investment subadviser. Under the Proposed Management Agreement, CSIM will, subject to the direction and control of the Board of Trustees and at its own expense, have responsibility (either directly or in a supervisory capacity) for (i) furnishing continuously an investment program for the Fund, making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of its portfolio securities, and (ii) furnishing all necessary office space and equipment, providing bookkeeping and clerical services required to perform its duties thereunder, and paying all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of CSIM. The Agreement also provides that CSIM may, subject to the provisions of the Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended, and the 1940 Act, delegate its responsibility for day-to-day portfolio management and trade execution to an investment subadviser. The Proposed Management Agreement provides that CSIM is responsible for payment of all compensation to any such investment subadviser.


STANDARD OF CARE -- The limitation of liability provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence on the part of CSIM, or reckless disregard of its obligations and duties thereunder, CSIM shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Management Agreement.


PORTFOLIO TRANSACTIONS -- The portfolio transactions provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The provisions relating to execution of portfolio transactions in the Proposed Management Agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek the most favorable price and execution available for the Fund. However, under the Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations. In the event that AXA Rosenberg is terminated as subadviser to the Fund, CSIM may maintain responsibility with regard to the selection of brokers and dealers and may execute portfolio transactions for the Fund or delegate such responsibility to a successor subadviser. In selecting a broker or dealer, CSIM shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, CSIM shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Management Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to CSIM or to any affiliated person of CSIM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if CSIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or CSIM's overall responsibilities with respect to the Fund and to other clients of CSIM and any affiliated person of CSIM as to which CSIM or any affiliated person of CSIM exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION -- The duration and termination provisions of the Proposed Management Agreement are substantially similar to those of the current agreement. The Proposed Management Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund, or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to the Proposed Management Agreement or "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of the Proposed Management Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided therein, CSIM may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. The Proposed Management Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to CSIM or by CSIM on 60 days' written notice to the Trust. The Proposed Management Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Management Agreement may not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of CSIM, cast in person at a meeting called for the purpose of voting on such amendment.


COMPENSATION -- The advisory fees payable to CSIM under the Proposed Management Agreement are higher than the advisory fees payable to AXA Rosenberg under the current agreement. The Board believes that the higher fees payable under the Proposed Management Agreement are appropriate in light of comparable advisory fees paid generally to investment managers with investment strategies that are comparable to the Fund's proposed new strategy.


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares. The table shows Fund expenses under the current management agreement and under the Proposed Management Agreement.

INSTITUTIONAL CLASS


                                                               PRO FORMA FEES
                                                               UNDER PROPOSED
ANNUAL FUND OPERATING EXPENSES                                   MANAGEMENT
(EXPENSES DEDUCTED FROM FUND ASSETS)            CURRENT FEES     AGREEMENT
------------------------------------            ------------   --------------
Investment Advisory Fees .....................       0.50%          0.75%*
Distribution (12b-1) Fees ....................       None           None
Other Expenses ...............................       4.05%          4.05%
                                                    -----          -----
Total Annual Fund Operating Expenses .........       4.55%          4.80%
Fee Waiver and/or Expense Reimbursements .....      -3.80%         -3.81**
                                                    -----          -----
Net Expenses .................................       0.75%          0.99%**


INVESTOR CLASS


                                                               UNDER PROPOSED
ANNUAL FUND OPERATING EXPENSES                                   MANAGEMENT
(EXPENSES DEDUCTED FROM FUND ASSETS)            CURRENT FEES     AGREEMENT
------------------------------------            ------------   --------------
Investment Advisory Fees .....................       0.50%          0.75%*
Distribution (12b-1) Fees ....................       0.25%          0.25%
Other Expenses ...............................       4.20%          4.20%
                                                    -----          -----
Total Annual Fund Operating Expenses .........       4.95%          5.20%
Fee Waiver and/or Expense Reimbursements .....      -3.80%         -3.81%**
                                                    -----          -----
Net Expenses .................................       1.15%          1.39%**



----------------
 * Based on assets of the Fund as of the date of this Information Statement and does not reflect fee breakpoints that reduce the investment advisory fee to
   (a) 0.70% on the portion, if any, of the Fund's net assets that are greater than $1 billion but less than $2 billion, and (b) 0.675% on the portion, if any, of the Fund's net assets that are greater than $2 billion.

** CSIM has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses, with certain exceptions, from exceeding 0.99% for the Institutional Class and 1.39% for the Investor Class through 3/31/07, as described more fully in the Expense Limitations section on page 12.

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund before and after the proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the current advisory agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The figures in the Example take into account CSIM's contractual agreement to waive fees and reimburse expenses as described in the foregoing footnote, but only for the duration of such agreement. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances: your actual costs may be higher or lower than those shown.


INSTITUTIONAL CLASS


                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
CURRENT FEES ............     $ 77       $1030       $1,991      $4,433
PRO FORMA FEES ..........     $101       $ 315       $  991      $3,820


INVESTOR CLASS


                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                             ------     -------     -------     --------
CURRENT FEES ............     $117       $1,146      $2,176      $4,754
PRO FORMA FEES ..........     $142       $  440      $1,196      $4,171



The following table compares the fee payable to AXA Rosenberg under the current management agreement with the fee payable to CSIM under the Proposed Management Agreement. It also shows how much AXA Rosenberg earned under the current management agreement, and how much would have been payable to CSIM under the Proposed Management Agreement if it had been in effect, for the fiscal year ended March 31, 2003.



CURRENT MANAGEMENT AGREEMENT                      PROPOSED MANAGEMENT AGREEMENT
----------------------------                      -----------------------------
                         AGGREGATE                                    AGGREGATE   DIFFERENCE
RATE (%)                AMOUNT ($)      RATE (%)                     AMOUNT ($)   (% HIGHER)
--------              --------------    --------                     ----------   ----------
0.50% on all assets      $19,168*       0.75% on first $1 billion;     $28,752*      50%
                                        0.70% on next billion;
                                        0.65% over $2 billion



----------
* Pursuant to the fee limitation agreement described below, this entire amount was waived by AXA Rosenberg and would have been waived by CSIM.

EXPENSE LIMITATIONS


The figures in the table above reflect the fees payable by the Fund to AXA Rosenberg and CSIM under the current management agreement and the Proposed Management Agreement, respectively. Currently, AXA Rosenberg waives fees and/ or reimburses the Fund as necessary to keep ordinary operating expenses incurred by the Fund in any fiscal year, including, but not limited to, investment advisory fees (but subject to certain exclusions as described below), from exceeding 0.75% through March 31, 2004. CSIM has agreed to extend the limitation through March 31, 2007, albeit at a higher level, 0.99%, reflecting the increase in the investment advisory fee based on the proposed change in the Fund's investment strategy. Both the current and proposed expense limitation agreements exclude non-recurring account fees, extraordinary expenses, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees, so total Fund operating expenses will be higher than the amounts described in the preceding sentence. The table below reflects the total annual operating expenses of each class of the Fund net of expense limitations under the current AXA Rosenberg expense limit and the proposed CSIM expense limit, based on asset levels and other expenses for the Fund's last fiscal year. For the actual expenses of each class of shares of the Fund for the last fiscal year please see the table entitled "Annual Fund Operating Expenses" above.



                                 TOTAL EXPENSES     TOTAL EXPENSES
                                  UNDER CURRENT     UNDER PROPOSED
                                   AXA EXPENSE       CSIM EXPENSE
                                      LIMIT             LIMIT
                                 --------------     --------------
Institutional Class .........          0.75%             0.99%
Investor Class ..............          1.15%             1.39%


A note on redemption fees: In addition to on-going operating expenses as set forth above, the Trust expects to continue its policy of imposing redemption fees on share exchanges or redemptions that occur within one month of purchase. The Trustees believe that redemption fees have the equitable result of requiring redeeming shareholders to bear brokerage and other transaction costs associated with their redemptions, rather than having those costs borne by non-redeeming shareholders. In particular, this policy also has the beneficial effect of discouraging market timers and other short-term investors whose activities might otherwise adversely affect the Fund and its other shareholders.

TRUSTEES' CONSIDERATIONS


The Trustees, including the Independent Trustees voting separately, approved the Proposed Management Agreement at a meeting held on November 3, 2003, subject to approval by the Fund's shareholders and, if the new advisory and subadvisory arrangements are approved by some, but not all, series of the Trust, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and October 15, 2003, to consider the Proposed Management Agreement and ask questions of representatives of CSIM. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003, to discuss the Proposed Management Agreement and other information furnished by AXA Rosenberg or CSIM pursuant to the Trustees' requests. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Fund. In response to public filings and private conversations with representatives of CSIM regarding investigations and allegations of market timing and late day trading at U.S. Trust Corporation, a subsidiary of the Charles Schwab Corporation, the Trustees considered CSIM's confirmation that, to date, it has found no improper or illegal trading by CSIM personnel for their own accounts, nor any special arrangements between CSIM and third parties to permit market timing or illegal late day trading of the SchwabFunds. In recommending that shareholders approve the Proposed Management Agreement, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to the Fund by CSIM; (3) the benefits that might accrue to the Fund, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objectives and policies of the Fund (as amended); (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Fund; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by the Fund under the Proposed Management Agreement in comparison to those being charged generally in the relevant segment of the mutual fund business.

Based on this evaluation, the Trustees considered whether the Proposed Management Agreement is in the best interests of the Fund and the Fund's shareholders. They also considered the potential for a larger long-term shareholder base as a result of CSIM's involvement, which would result in certain expenses being spread over a larger pool of assets and potentially lower transaction costs to the Fund. They discussed the various challenges to maintaining or increasing the Fund's assets over the long term and how the proposed relationship with CSIM could address those challenges. Furthermore, after adoption of the Proposed Management Agreement, AXA Rosenberg will continue to manage the assets of the Fund as subadviser to the Fund. Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any of the potential benefits described above will be realized, the Trustees concluded that the Proposed Management Agreement would be in the best interest of the Fund and its shareholders.


ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM)

CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


As of September 30, 2003, CSIM managed 49 mutual funds and over $140.8 billion in assets. Information about those funds managed by CSIM with investment strategies that are similar to those of the Fund is set forth below.


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS -- Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                          POSITION
----                          --------
Randall W. Merk ...........   Director, President and Chief Executive Officer
Charles R. Schwab .........   Chairman and Director
Stephen B. Ward ...........   Director, Senior Vice President and Chief Investment
                              Officer

SIMILAR FUNDS MANAGED BY CSIM


CSIM is the investment adviser for the following funds that have investment strategies that are similar to those of the Fund in that each invests primarily in equity securities using "quantitative" investment methodologies.



                                   NET ASSETS
                                       AS OF              CONTRACTUAL            EFFECTIVE
                                   SEPTEMBER 30,            RATE OF               RATE OF
FUND                                    2003            COMPENSATION%*        COMPENSATION%**
----                               -------------        --------------        ---------------
Schwab Core Equity Fund .........  $224,883,714    0.54% on first $500,000,          0.41%+
                                                   0.49% on all other assets

Schwab Dividend
  Equity Fund ...................  $163,859,723    0.85% on all assets                ***

Schwab Hedged
  Equity Fund ...................  $ 34,507,182    1.75% on all assets               1.35%+

Schwab Small-Cap
  Equity Fund ...................  $ 40,060,175    1.05% on all assets                ***



----------
 * These fees are paid to CSIM for the services it provides as Investment advisor and administrator to each fund.


 ** Net of fee waivers and expense reimbursements.


*** These funds have not been in operation for a complete fiscal year.
    Therefore, information on CSIM's effective rates of compensation is not yet available.

 + These figures are provided for each Fund's fiscal year ending October 31, 2003.


                                   PROPOSAL 2


              TO APPROVE AXA ROSENBERG AS AN INVESTMENT SUBADVISER
                FOR THE FUND BY APPROVING A SUBADVISER AGREEMENT
                   AMONG CSIM, AXA ROSENBERG AND THE TRUST ON
                               BEHALF OF THE FUND.


BACKGROUND


At a meeting of the Board of Trustees held on November 3, 2003, the Board, including the Independent Trustees voting separately, unanimously approved the submission to shareholders for approval of a subadviser agreement among CSIM, AXA Rosenberg and the Trust on behalf of the Fund (the "Proposed Subadviser Agreement"). The Majority Shareholder approved the Proposed Subadviser Agreement by written consent dated December 23, 2003, which will be implemented after the implementation, if it occurs, of the proposals in the Proxy Statement.


SUMMARY OF THE PROPOSED SUBADVISER AGREEMENT

A summary of the Proposed Subadviser Agreement and information about AXA Rosenberg are provided below. The Proposed Subadviser Agreement is attached as

Exhibit B to this Information Statement, and the following description of the Proposed Subadviser Agreement is qualified in its entirety by reference to such Exhibit.


DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENT -- Under the Proposed Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees. Under the Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations.

STANDARD OF CARE -- The Proposed Subadviser Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AXA Rosenberg, or reckless disregard of its obligations and duties thereunder, AXA Rosenberg shall not be subject to any liability to CSIM, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Proposed Subadviser Agreement. This standard of care is substantially similar to the standard of care to which AXA Rosenberg is held under the current management agreement.


PORTFOLIO TRANSACTIONS -- The portfolio transactions-related provisions of the Proposed Subadviser Agreement are substantially similar to those of the current management agreement. The Proposed Subadviser Agreement authorizes AXA Rosenberg to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Trustees and AXA Rosenberg's overall obligation to seek the most favorable price and execution for the Fund. In selecting a broker or dealer, AXA Rosenberg shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial ability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by the Proposed Subadviser Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to the Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION -- The Proposed Subadviser Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund, or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to the Proposed Subadviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Subadviser Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on 60 days' written notice to AXA Rosenberg or by AXA Rosenberg on 60 days' written notice to the Trust. The Proposed Subadviser Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). The Proposed Subadviser Agreement shall not be amended except by a writing executed by each of the parties thereto. In certain circumstances, AXA Rosenberg shall be entitled to payment by CSIM (not the Fund) in the event of AXA Rosenberg's termination with respect to the Fund.

COMPENSATION


The Fund does not pay AXA Rosenberg's compensation under the Proposed Subadviser
Agreement: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management Agreement described above. The compensation payable by CSIM to AXA Rosenberg under the Proposed Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of the Fund's average daily net assets, and, beginning one year after AXA Rosenberg becomes subadviser, will be adjusted (up or down) if the Fund outperforms or underperforms the Russell 1000[RegTM] Growth Index by 1.0% or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for the Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to additional compensation from CSIM if the assets under management for all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund (the "VIT Fund, a series of the Barr Rosenberg Variable Insurance Trust")) have not reached certain levels, but, as noted above, it will never be entitled to more than 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management

Agreement. AXA Rosenberg's compensation is described in detail on Schedule A to the Proposed Subadviser Agreement, which is attached as Exhibit B to this Information Statement, and the following summary is qualified in its entirety by reference to such Exhibit.


BASE SUB-ADVISORY FEE


This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. Please remember, however, that all the fees described on this and the following pages are paid by CSIM to AXA Rosenberg: they do not affect how much you pay or the Fund pays.

Unless the fee payable to CSIM under the Proposed Management Agreement is increased by the Fund's shareholders (in which case the base subadvisory fee would also be increased), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed 0.338% of the Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg 0.338% (on an annual basis) of the Fund's average daily net assets up to the amount of assets in the Fund at the time AXA Rosenberg becomes subadviser (the Fund's "Existing Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg 0.30% (on an annual basis) of the Fund's portion, if any, of the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the AXA Rosenberg U.S. Small Capitalization Fund, but including the assets of the VIT Fund) that exceed the aggregate Existing Assets of all such funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which the Fund's average daily net assets exceed its Existing Assets and the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the assets of the AXA Rosenberg U.S. Small Capitalization Fund, but including the assets of the VIT Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg 0.225% (on an annual basis) of the Fund's portion of such excess (the Fund's "Third Tier Assets").



FUND                                            BASE SUBADVISORY FEE*
----                                            ---------------------
AXA Rosenberg Enhanced 500 Fund .........     0.338% of Existing Assets
                                              0.30% of Second Tier Assets
                                              0.225% of Third Tier Assets


----------
* As noted above, the rates for the Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by the Fund are adjusted by the Trustees or the shareholders of the Fund.

PERFORMANCE ADJUSTMENT


As noted above, the compensation payable to AXA Rosenberg by CSIM under the Proposed Subadviser Agreement is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation will be increased for any quarter in which the Fund's performance exceeds that of the Russell 1000[RegTM] Growth Index by more than 1.0%. Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which the Fund's performance falls short of the Russell 1000[RegTM] Growth Index's performance by more than 1.0%. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the Fund over a rolling three-year period* minus the investment record of the Russell 1000[RegTM] Growth Index over the same period, expressed as a percentage, whether the result is positive or negative, and (b) 1.0%. The Performance Adjustment (whether positive or negative) for the Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to the Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance exceeds or falls short of the performance of the Russell 1000 Growth Index (the "Maximum Adjustment Performance Point") by 2.0% or more. The Performance Adjustment will be zero when the performance difference (between the Fund and the index) is between 1% and -1% and, starting at 1% or -1% (as the case may be), it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

----------
* Until AXA Rosenberg has been subadviser for twelve calendar quarters (including the quarter in which it becomes subadviser), the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters (including such quarter).

The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.

PERCENTAGE BY WHICH FUND                 PERFORMANCE ADJUSTMENT
PERFORMANCE EXCEEDS OR FALLS             (AS A PERCENTAGE OF THE
SHORT OF THE PERFORMANCE OF              GROSS RATE OF COMPENSATION
THE RUSSELL 1000[RegTM] GROWTH INDEX     PAYABLE TO CSIM BY THE FUND)
------------------------------------     ----------------------------
 2.0% (and all higher %s)                             5%
 1.5%                                               2.5%
 1.0%                                                 0
 0.5%                                                 0
-0.5%                                                 0
-1.0%                                                 0
-1.5%                                              -2.5%
-2.0% (and all lower %s)                             -5%


ASSETS UNDER MANAGEMENT ADJUSTMENT


Finally, to protect AXA Rosenberg, its compensation from CSIM will be adjusted upward if the funds subadvised by AXA Rosenberg and managed by CSIM do not grow as planned over the first few years after the proposed new management arrangements are in place; bear in mind, however, that for any given year it will never be payable at a rate that exceeds 55% of the gross rate of compensation payable to CSIM by the Fund under the Proposed Management Agreement. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of the Fund's average daily net assets if the average daily net assets of all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the VIT Fund) have not reached certain thresholds. Specifically, if all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the VIT Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index[RegTM] is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross investment advisory fee payable to CSIM by the Fund.

In the event that all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the VIT Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index[RegTM] is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM by the Fund.

For each year thereafter, in the event that (i) all funds subadvised by AXA Rosenberg and managed by CSIM (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the VIT Fund) have not by year-end achieved

50% of the end of period assets under management target (which shall not be lower than the 2007 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index[RegTM] is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to the Fund.


In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS


The Trustees, including the Independent Trustees voting separately, approved the Proposed Subadviser Agreement at a meeting held on November 3, 2003, subject to approval by the Fund's shareholders and, if the new advisory and subadvisory arrangements are approved by some, but not all, series of the Trust, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and October 15, 2003, to consider the agreement and ask questions of representatives of CSIM and AXA Rosenberg. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003, to discuss the Proposed Subadviser Agreement and other information provided by AXA Rosenberg pursuant to the Trustees' requests. The Trustees received written and oral information from AXA Rosenberg regarding AXA Rosenberg's key personnel. The Trustees reviewed AXA Rosenberg's qualifications to act as subadviser and its track record as investment adviser to the various series of the Trust. In recommending that shareholders approve the Proposed Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships; (2) the performance of the Fund since the commencement of its operations; (3) the nature and quality of services expected to be rendered to the Fund by AXA Rosenberg;
(4) the distinct investment objectives and policies of the Fund (as amended);
(5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against appropriate indices of securities, (c) will give rise to significant costs in connection with the implementation or adjustment of such indices, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Fund. In this regard, the Trustees also considered the fact that CSIM, and not the shareholders of the Fund, would pay or recoup any performance adjustment to the fee payable to AXA Rosenberg.


Based on this evaluation, the Trustees considered whether the Proposed Subadviser Agreement would be in the best interests of the Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was that AXA Rosenberg has been the investment adviser to the Fund since its inception, and that it will continue to manage the assets of the Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that the Proposed Subadviser Agreement would be in the best interest of the Fund and the Fund's shareholders.


ABOUT AXA ROSENBERG INVESTMENT MANAGEMENT, LLC

AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.


AXA IM Rose Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company, AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG being owned by AXA SA (More than 90% directly).

Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as the Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.


AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California
94563.


The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the aforementioned address for AXA Rosenberg.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

NAME                                               POSITION
----                                               --------
Stephane Prunet ...........   Global Chief Executive Officer
Edward H. Lyman ...........   President
Kenneth Reid ..............   Global Chief Investment Officer
William E. Ricks ..........   Chief Executive Officer and Chief Investment Officer
                                of North America
Barr Rosenberg ............   Chairman

EMPLOYEES OF AXA ROSENBERG WHO ARE OFFICERS OF THE
FUND

Listed below are the names of each current officer of the Fund who is also an officer or employee of AXA Rosenberg.


                             POSITION WITH                  POSITION WITH
NAME                            THE FUND                    AXA ROSENBERG
----                         -------------                  -------------
Edward H. Lyman .......   President                   President
Kenneth Reid ..........   Trustee                     Global Chief Investment Officer
Thomas Mead ...........   Vice President              Director, Research
Heidi Khashabi
  Ridley ..............   Vice President              Managing Director,
                                                      AXA Rosenberg
                                                      Mutual Funds
Sara Donaldson ........   Vice President/Compliance   US Compliance Director
                          Officer/Clerk
Richard L. Saalfeld ...   Vice President              Director, Business Development
William Wiebe, Esq. ...   Vice President and          Chief Legal Counsel
                          Chief Legal Officer

SIMILAR FUNDS MANAGED BY AXA ROSENBERG


AXA Rosenberg does not act as investment adviser for any mutual funds that have investment objectives similar to the current or proposed investment objectives of the Fund.


                             ADDITIONAL INFORMATION

INFORMATION ABOUT TRUST OFFICERS


The table below provides basic information about the Trust's current officers. The mailing address of each officer is c/o Barr Rosenberg Series Trust, 3435 Stelzer Rd., Columbus, OH 43219. There is no stated term of office for the officers of the Trust. If the Proposals and the proposals in the Proxy Statement are implemented, it is anticipated that the Board of Trustees will replace certain officers with individuals who are employees of CSIM.


                               POSITION WITH
                                THE TRUST AND
                                 THE LENGTH              BUSINESS EXPERIENCE
NAME AND AGE                   OF TIME SERVED        DURING THE PAST FIVE YEARS
------------                   --------------        --------------------------
Edward H. Lyman, 60 .........   President        President, AXA Rosenberg Group LLC,
                                8 Months;        May 2002 to present; Chief Operating
                                Vice President   Officer, AXA Rosenberg Group LLC,
                                7 Years          January 1999 to April 2002; Chief
                                                 Executive Officer, AXA Rosenberg
                                                 Global Services LLC, January 1999
                                                 to April 2002; Executive Vice
                                                 President, Barr Rosenberg
                                                 Investment Management, Inc. and
                                                 General Counsel to the Rosenberg
                                                 Group of companies, 1990 to 1998.

Sara Donaldson, 44 ..........   Vice             U.S. Compliance Director, AXA
                                President/       Rosenberg Global Services LLC,
                                Compliance       January 2003 to present; Global
                                Officer          Services Coordinator and Paralegal,
                                1 Year;          AXA Rosenberg Global Services LLC,
                                Clerk 5 Years    January 1999 to January 2003;
                                                 Paralegal, Barr Rosenberg Investment
                                                 Management, September 1997 to
                                                 December 1998.

                                    POSITION WITH
                                    THE TRUST AND
                                     THE LENGTH              BUSINESS EXPERIENCE
NAME AND AGE                        OF TIME SERVED         DURING THE PAST FIVE YEARS
------------                        --------------        --------------------------
Elizabeth Lawrence, 39 ..........   Vice President   Senior Vice President, BISYS Fund
                                    14 Months        Services, 2001 to present; Vice
                                                     President and Senior Manager, Client
                                                     Services and Operations, PFPC, Inc.,
                                                     1999 to 2001; Director of Client
                                                     Services, PFPC, Inc., 1997 to 1999.

Thomas Mead, 55 .................   Vice President   Global Research Director, Barr
                                    8 Months         Rosenberg Research Center LLC,
                                                     May 2002 to present; Deputy
                                                     Director, Barr Rosenberg
                                                     Research Center LLC, January
                                                     1999 to April 2002; Director,
                                                     Strategy Implementation,
                                                     Rosenberg Institutional
                                                     Equity Management, January
                                                     1994 to December 1998.

Heidi Khashabi Ridley,
  34 ............................   Vice President   Managing Director, AXA Rosenberg
                                    8 Months         Mutual Funds, a division of AXA
                                                     Rosenberg Investment
                                                     Management LLC, January 2003
                                                     to present; Senior Vice
                                                     President, Wells Fargo Funds
                                                     Management Group LLC, April
                                                     2001 to January 2003;
                                                     Managing Director &
                                                     Principal, Montgomery Asset
                                                     Management LLC, May 1992 to
                                                     April 2001.

Richard L. Saalfeld, 60 .........   Vice President   Director, Business Development, AXA
                                    8 Months;        Rosenberg Investment Management
                                                     LLC, January 2003 to present;
                                                     President and Chief Executive
                                                     Officer, AXA Rosenberg Mutual
                                                     Funds, a division of AXA
                                                     Rosenberg Investment
                                                     Management LLC, January 1999
                                                     to January 2003; President
                                                     and Chief Executive Officer
                                                     of mutual fund unit of
                                                     Rosenberg Institutional
                                                     Equity Management, June 1996
                                                     to December 1998.

                                  POSITION WITH
                                  THE TRUST AND
                                   THE LENGTH              BUSINESS EXPERIENCE
NAME AND AGE                      OF TIME SERVED        DURING THE PAST FIVE YEARS
------------                      --------------        --------------------------
William R. Weibe, 43 .........    Vice President/   Chief Legal Counsel, AXA Rosenberg
                                  Chief Legal       Global Services LLC, September
                                  Officer           1998 to present.
                                  5 Months

Troy Sheets, 32 ..............    Chief             Vice President of Financial Services,
                                  Financial         BISYS Fund Services, 2002 to
                                  Officer           present; Senior Manager, KPMG LLP,
                                  14 Months         1993 to 2002.

Ryan Louvar, 31 ..............    Clerk             Counsel of Legal Services, BISYS
                                  14 Months         Fund Services, 2000 to present;
                                                    Attorney, Hill, Farrer &
                                                    Burrill LLP, 1999 to 2000;
                                                    Attorney, Knapp Petersen &
                                                    Clarke, PC, 1997 to 1999.

Alaina V. Metz, 36 ...........    Assistant         Vice President, BISYS Fund Services,
                                  Clerk 6 Years     1995 to present.

OTHER SERVICE PROVIDERS

Barr Rosenberg Funds Distributor, Inc. ("BRFD"), a wholly-owned subsidiary of The BISYS Group, Inc., is the principal underwriter for the Fund. Its principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. If the proposals are approved by shareholders, it is expected that at some point in the future Schwab will be engaged as principal underwriter for the Funds in lieu of BRFD.


Pursuant to agreements dated January 1, 2003 that, if not renewed, will expire by their terms on September 30, 2005, BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio, is the Fund's administrator, transfer agent and dividend paying agent and fund accountant.


State Street Bank and Trust Company, Mutual Funds Division, located at Boston, Massachusetts 02102, serves as custodian for the Fund.


FUND TRANSACTIONS
During the fiscal year ended March 31, 2003, the Fund did not pay any brokerage commissions to any affiliate of the Fund.

SHAREHOLDER REPORTS

On request, the Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to any shareholder. Shareholders may direct all written requests for such reports to the Trust at 3435 Stelzer Road or you may call the Trust at 1-800-555-5737 (FOR INVESTMENT PROFESSIONALS) OR 1-800-447-3332 (FOR INDIVIDUAL INVESTORS).

                                    EXHIBIT A
                         PROPOSED MANAGEMENT AGREEMENT

                           BARR ROSENBERG SERIES TRUST

                               MANAGEMENT CONTRACT

Management Contract executed as of ______________, 2003, between BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust"), on behalf of the Laudus Rosenberg U.S. Large Capitalization Growth Fund (the "Fund"), and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties in clause (i) above and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

(b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.


(c) Notwithstanding Section 1(a) above and subject to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with an investment subadviser (the "Subadviser") for the Fund to perform, subject to the supervision of the Manager, some or all of the services for which it is responsible pursuant to paragraphs (a) and (b) of this Section 1 (including, but not limited to, the selection of brokers). The Manager will compensate the Subadviser for its services to the Fund.


(d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this
    Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.


The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of 0.75% of the Fund's net assets up to $1 billion, 0.70% of the Fund's net assets, if any, that are greater than $1 billion and less than $2 billion, and 0.675% of the Fund's net assets, if any, that are greater than $2 billion, each as of the last business day of the month. Such fee shall be payable for each month within five (5) business days after the end of such month.


In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); and this Contract shall not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall continue in effect until __________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Contract may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Trust. Unless terminated automatically as set forth in Section 4, this Agreement may only be terminated in accordance with the provisions of this Section 5.

If the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

6.  CERTAIN DEFINITIONS

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.  NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, BARR ROSENBERG SERIES TRUST and SCHWAB INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                       BARR ROSENBERG SERIES TRUST


                                       By_______________________________________
                                       Title:


                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.


                                       By_______________________________________
                                       Title:

                                    EXHIBIT B
                         PROPOSED SUBADVISER AGREEMENT

             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                              SUBADVISER AGREEMENT

Subadviser Agreement executed as of ____________, 2003 among CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), AXA ROSENBERG INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser") and BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust").

                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and the supervision of the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Laudus Rosenberg U.S. Large Capitalization Growth Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, including exercising discretion to select brokers and dealers to execute such transactions. For avoidance of doubt, the Manager and the Trust hereby agree that the Manager shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund, subject only to the Manager's general supervisory obligations. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's then-current Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its then-current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission) and (ii) will comply with such investment guidelines as may be agreed upon from time to time between the Trustees and the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

(b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and reasonable assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

(c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.

(d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

(e) The Subadviser will keep and maintain all books and records with respect to the Fund's assets and transactions required by paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Subadviser will use commercially reasonable efforts to furnish to the Manager any such information relating to Subadviser's services under this Agreement needed by Manager and the Fund to keep and maintain the other books and records of the

    Fund required by Rule 31a-1 under the 1940 Act. Subadviser will use commercially reasonable efforts to furnish to Manager any other information relating to the Fund's assets that must be filed by the Fund with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund, and Subadviser will surrender promptly to Fund any of such records upon the Fund's request and at the Fund's expense; provided, however, Subadviser may retain copies of such records. In addition, Subadviser will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor subadviser upon its termination as subadviser (or, if there is no successor subadviser, to the Manager.)

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.  AMENDMENTS OF THIS AGREEMENT

This Agreement shall not be amended except by a writing executed by each of the parties hereto.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall continue in effect until __________, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Agreement may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Subadviser or by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may only be terminated in accordance with the provisions of this paragraph 5.

6.  CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.  USE OF NAMES.

The Subadviser owns the right to use the names "Rosenberg" and "AXA Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust, the Manager and the Fund only with the consent of the Subadviser. The Subadviser consents to the use by the Trust and the Manager of the names "Rosenberg" in the name of the Fund and "AXA Rosenberg" in any materials prepared in connection with the Fund, but only for so long as (i) this agreement shall remain in full force (except that the Manager and the Fund shall be permitted to use such names in reference to the Fund's former name and the Subadviser's former role as subadvisor for a reasonable transition period of not less than six months nor more than twelve months after the termination of this Agreement and for periods thereafter as may be required for disclosure in a regulatory filing, subject in each case to the Subadviser's prior approval, which shall not be unreasonably withheld), and (ii) each of the Trust and Manager shall fully perform, fulfill and comply with all provisions of this agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust or the Manager at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing limited authorization by the Subadviser to the Trust and Manager to use the names "Rosenberg" and/or "AXA Rosenberg" is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, said names; the Trust and Manager acknowledge and agree that as among the Subadviser, the Trust and the Manager, the Subadviser has the exclusive right to use, or to authorize others to use, said names; and the Trust and Manager agree, on behalf of the Fund, to take such action as may reasonably be requested by the Subadviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust and Manager agree that, upon any termination of this agreement or upon the violation of any of its provisions by the Trust or Manager, each of the Trust and Manager will use its best efforts to change the name of the Trust and Fund so as to eliminate all reference, if any, to the names "Rosenberg" and "AXA Rosenberg" and will not thereafter transact any business in a name containing the name "Rosenberg" or "AXA Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Rosenberg" or "AXA Rosenberg" or any other reference to the Subadviser, except as provided in this section. Such covenants on the part of the Trust and Manager shall be binding upon them, their trustees, directors, officers, stockholders, creditors and all other persons claiming under or through it and shall survive the termination of this Agreement.

8.  NONLIABILITY OF SUBADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.  EXERCISE OF VOTING RIGHTS.

Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10. NOTICES.

All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

11. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC and BARR ROSENBERG SERIES TRUST have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.


                                       By:
                                          --------------------------------------
                                          Title:


                                       AXA ROSENBERG INVESTMENT
                                       MANAGEMENT LLC


                                       By:
                                          --------------------------------------
                                          Title:


                                       BARR ROSENBERG SERIES TRUST


                                       By:
                                          --------------------------------------
                                          Title:

                                SCHEDULE A--FEES

The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to (1) the Subadvisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

1. The Subadvisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Subadvisory Base Rate (as defined below) for such quarter by the applicable tranche (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Subadvisory Base Rate for a particular quarter shall equal the respective Annual Subadvisory Base Rate for such quarter divided by four. The Annual Subadvisory Base Rates for any particular calendar quarter shall equal (i) with respect to the Initial Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, 45% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund; (ii) with respect to the Second Tranche (as defined in paragraph 2) of average daily net assets of the Fund, 40% of the Investment Advisory Contractual Rate; and (iii) with respect to the Third Tranche (as defined in paragraph 2) of average daily net assets of the Fund, 30% of the Investment Advisory Contractual Rate. The Subadvisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated on other than the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

2. The Initial Tranche of average daily net assets shall consist of all assets up to [Fund assets as of closing date of the adoption agreement for the Fund (the "Closing Date"(1))], and notwithstanding any other provision of this Schedule A, if, for any given quarter, the Fund's assets do not exceed [Fund assets as of Closing Date], all of its average daily net assets shall be in the Initial Tranche. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of Closing Date], the Second Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of all funds subadvised by the Subadviser as of the Closing Date (including the Fund) other than the AXA Rosenberg U.S. Small Capitalization Fund (the

----------
(1) References in this Schedule A to the assets of the Fund as of the Closing Date shall not include any assets over which the Subadviser or its affiliates have investment discretion (other than by virtue of Subadviser's position as investment adviser or subadvisor to the Fund) that are redeemed out of the Fund within 90 days of the Closing Date.

    "Existing Funds") that exceed [aggregate assets of Existing Funds as of Closing Date] but do not exceed $2.5 billion (such proration to be proportional to the relative excesses, if any for any particular fund, of the Existing Funds' average daily net assets for such quarter over their respective assets as of the Closing Date (as set forth on Schedule B to this Agreement)); provided, however, that if the assets as of the Closing Date of any Existing Fund (as set forth on Schedule B) exceed such fund's average daily net assets over the relevant quarter, the amount of such excess (the "Second Tranche Excess") shall be allocated PRO RATA first among all other Existing Funds, including the Fund if applicable, that have assets in excess of their respective assets as of the Closing Date (as set forth on Schedule
    B), and, if such excess assets of the Existing Funds are insufficient to permit full allocation of the Second Tranche Excess, the remaining Second Tranche Excess shall be allocated PRO RATA among all Funds, if any, subadvised by the Subadviser that are not Existing Funds; and provided further that neither the Fund nor any other Existing Fund shall receive any allocation of the Second Tranche Excess if its average daily net assets over the quarter do not exceed [Fund assets as of Closing Date] (for the Fund) or such Existing Fund's respective assets as of the Closing Date (as set forth on Schedule B). Any portion of Second Tranche Excess allocated to the Fund for a particular quarter shall be considered part of the Initial Tranche, as described above, for purposes of calculating the Subadvisory Base Fee for such quarter. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of Closing Date], the Third Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of the Existing Funds, if any, in excess of $2.5 billion (such proration to be proportional to the average daily net assets for such quarter of those Existing Funds whose average daily net assets exceed their respective assets as of the Closing Date (as set forth on Schedule B)).

    Example of Second Tranche Excess Allocation:

    Assume three Funds with assets under management as of the Closing Date as follows:

   Fund A          Fund B         Fund C        Total
   ------          ------         ------        -----
$200 million   $300 million   $500 million   $1 billion

    Assume further average daily net assets over a quarter as follows:

   Fund A          Fund B         Fund C        Total
   ------          ------         ------        -----
$300 million   $100 million   $900 million   $1.3 billion

    In this example, all of Fund B's average daily net assets over the quarter would be in its Initial Tranche because they fall short of its assets under management as of the Closing Date. The difference between Fund B's assets as of the closing and its average daily net assets over the quarter ($200 million) constitutes

    Second Tranche Excess, which would be allocated between Fund A and Fund C (each of which has average daily net assets over the quarter that exceed its respective assets under management as of the Closing Date) PRO RATA according to the amount of such excesses. The excesses equal, for Fund A, $300-$200 million = $100 million, and for Fund C, $900 million-$500 million = $400 million, so the $200 million shortfall from Fund B would be allocated according to a 1:4 ratio between Fund A and Fund C, respectively, or $40 million to Fund A and $160 million to Fund C. Accordingly, $240 million of Fund A and $660 million of Fund C, together with Fund B's $100 million, or a total of $1 billion, would be Initial Tranche assets. The remaining $60 million of Fund A and $240 million of Fund C, or a total of $300 million, would be in the Second Tranche of those Funds.

3. The Subadvisory Base Fee shall be subject to upward adjustment for each quarter in calendar year 2008 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2007, the aggregate assets under management for all Laudus Funds subadvised by the Subadviser (excluding assets of the AXA Rosenberg U.S. Small Capitalization Fund ("Small Cap Fund Assets"), but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund ("VIT Assets")) do not exceed $2,025,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Subadvisory Base Fee shall also be subject to upward adjustment for each quarter in calendar year 2009 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2008, the aggregate assets under management for all Laudus Funds subadvised by the Subadviser (excluding the Small Cap Fund Assets, but including the VIT Assets) do not exceed $2,775,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Subadvisory Base Fee shall also be subject to upward adjustment for each quarter of each calendar year beginning with 2010 if,
    (a) as of 4:00 p.m. Eastern time on the last business day of the previous calendar year, the aggregate assets under management for all funds subadvised by the Subadviser (excluding the Small Cap Fund Assets, but including the VIT Assets) do not exceed 50% of the aggregate assets under management target for such year for such Funds established from time to time in the manner as may be agreed upon by Manager and Subadviser (provided always that such aggregate target amount shall not be less than $4,050,000,000), and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter.

4. The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of (a) the Adjustment Rate (as defined below), (b) the Fund's Investment Advisory Contractual Rate divided by four, and (c) the average daily net assets of the Fund over the Rolling Period (as defined below). The Adjustment Rate shall equal five times (i) the Performance Difference for such quarter minus 1.0%, if such Performance Difference is positive, or (ii) the Performance Difference for such quarter plus 1.0%, if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than 1.0% nor less than negative 1.0%; and provided further that the Adjustment Rate shall in no event be greater than positive 5% or less than negative 5%. For purposes of the foregoing, the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter, and the Record (as defined below) of the Russell 1000[RegTM] Growth Index for the same Rolling Period; the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return of the Russell 1000[RegTM] Growth Index, expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, or such shorter period as has elapsed since [Closing Date], with the most recent quarter substituted for the earliest such quarter as time passes, but in no event shall the Rolling Period be less than four calendar quarters.

                                   SCHEDULE B
                        (Fund Assets of the Closing Date)

Fund                                         Assets as of the Closing Date
----                                         -----------------------------
AXA Rosenberg Enhanced 500 Fund .........